REDWOOD MANAGED VOLATILITY PORTFOLIO

Class I

Class N

A Series of Two Roads Shared Trust

Supplement dated February 1, 2016
to the Prospectus and Statement of Additional Information (“SAI”)

for the Redwood Managed Volatility Portfolio (the “Portfolio”) dated April 30, 2015

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective January 8, 2016, the Portfolio’s portfolio management team has changed. Bruce DeLaurentis is no longer a portfolio manager of the Portfolio. Michael Cheung has been promoted to serve as a portfolio manager. Accordingly, all references to Mr. DeLaurentis in the Prospectus and SAI are deleted, and information in the Prospectus and SAI relating to the addition of Mr. Cheung is as follows:

The following replaces in its entirety the section entitled “Portfolio Managers” on page 4 of the Prospectus:

Portfolio Managers: The Portfolio is jointly managed by Michael Messinger, Portfolio Manager and Principal of Redwood, and Michael Cheung, Portfolio Manager and Senior Quantitative Analyst of Redwood. Mr. Messinger has managed the Portfolio since its inception and Mr. Cheung has managed the Portfolio since 2016.

The following replaces in its entirety the section entitled “Portfolio Managers” under the heading “Management” on page 9 of the Prospectus:

Michael Messinger

Mr. Messinger is a Portfolio Manager and Principal at Redwood with fourteen years of experience in financial services. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

Michael Cheung

Mr. Cheung is a Portfolio Manager and Senior Quantitative Analyst at Redwood. He has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. He studied quantitative economics and mathematics at the University of California, Irvine.

The section “Performance of Comparable Accounts” on page 9 of the Prospectus is deleted in its entirety.

The section “Portfolio Managers” on pages 35 and 36 of the SAI is revised to include the following information:

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of January 28, 2016:

Michael Cheung

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$266.63 million	0	$0 million
Other Pooled Investment Vehicles	1	$5.88 million	1	$5.88 million
Other Accounts	95	$29.27 million	0	$0 million

Compensation

Mr. Cheung receives a salary and a discretionary bonus based on the Fund and Redwood performance and profitability.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Portfolio as of January 28, 2016:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolio
Michael Cheung	0

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This Supplement and the existing Prospectus and SAI, dated April 30, 2015, as supplemented July 23, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-RED-FUND (733-3863).